QUARTERLY REPORT
June 30, 2008

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

June 30, 2008

Dear Fellow Shareholders:

The FMI Large Cap Fund(1) declined a little less than 1% in the June quarter compared to a decline of 2.7% in the benchmark Standard & Poor’s 500 Index(2). Underweight positions in energy and commodities, which were up significantly, were offset by our underweight position in the financial sector, which declined severely. Our retail and consumer services exposures helped in the quarter even though these were difficult sectors for the S&P 500. The defensive characteristics of our stocks in these two areas undoubtedly contributed to this outcome. We will address the energy, consumer and financial picture in more detail shortly. Through the six months ending June 30, the FMI Large Cap Fund was down 6.2%, about 560 basis points ahead of the benchmark.

The last twelve months have been difficult for most investors. Many financial stocks are down over 70% including Fifth Third (71%), National City (82%), Washington Mutual (83%), Countrywide (86%) and Ambac (97%). Wachovia, Freddie Mac, Fannie Mae, Lehman and Citigroup are all down over 60%. Some of the “better” brokerage firms are down 40-50%.  Most of the homebuilders are down more than 50% over the past twelve months, and much more from their all-time highs. Retailers and consumer discretionary stocks have also been clobbered, as evidenced by General Motors (65%), Sears (56%), Macy’s (52%), J.C. Penney (48%) and AutoNation (50%).  While we have managed to avoid all of the aforementioned stocks, we have not escaped unscathed. Our big decliners include General Electric (27%), Cintas (29%) and Cardinal Health (25%). We remain committed to these companies; they possess solid balance sheets and their respective long-term fundamental outlooks are positive.

The decline in financials has pressured two excellent franchises in the Fund, General Electric (GE) and Bank of New York. Recall that approximately 50% of GE’s earnings come from their financing and financial related businesses. Bank of New York is primarily a custodial bank and money manager, but it has come down with the sector nonetheless. We increased these two positions as the prices fell in the quarter. We’ve done the same with a number of other Fund holdings that have declined. The negative prevailing sentiment is giving us valuations that appear to adequately discount the difficult near term environment. We’re not unconcerned about the near term, and perhaps these purchases will prove to be premature, but the best way we know how to make money is to focus on a three-to-five year investment time horizon. We’re confident that the worries besetting today’s market and many of our stocks will ameliorate in time.  We tend to get more optimistic as the bad news flows and this period is no different.  Lower valuations don’t guarantee good performance but they make that outcome far more likely than do higher ones over the long run.
_________________________

(1)	The Fund’s one year, annualized five year, and since inception (December 31, 2001) returns through June 30, 2008 were –9.58%, 11.33% and 7.84%, respectively.
(2)
The Standard and Poor’s 500 index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

Before making our customary macro comments, we want to remind our shareholders that difficult periods eventually give way to better times. You can be assured that the FMI Large Cap Fund team is diligently applying our proven investment disciplines and judgment. We stand foursquare behind our product; the employees of Fiduciary Management, the advisor, are substantial holders of the Fund and so we suffer and celebrate together.

The Stock Market
Somewhat reminiscent of the late 1990s’ market, which was characterized by the spectacular performance in just a couple of sectors, primarily technology and telecom, today’s market is unusually narrow, though the popular sectors are energy and commodities. The six-year rally that recently drove crude oil past $140 has now surpassed the NASDAQ’s spectacular gain in the six years prior to its peak in early 2000. In November of 2001, oil traded for approximately $17.45 a barrel; today the price is over 700% higher. From the start of the technology bull market in late 1993 until its peak in early 2000, the NASDAQ gained approximately 577%. The NASDAQ declined 74% to its trough in October of 2002 and today stands at less than half of where it was over eight years ago. Many argue that oil is a scarce asset and thus won’t be subject to the same forces that pricked virtually every other bubble in the history of modern man, but we would not make that bet.

Source: Fiduciary Management, Inc.

Commodities and materials, and the stocks reflecting these sectors, have also appreciated dramatically in recent years. Since the beginning of 2007, copper is up 36%, steel, 122%, corn, 112% and wheat, 90%. The move in fertilizer producer Agrium, up sevenfold over the past five years, and CF Industries, up tenfold from its initial public offering less than three years ago, looks like a dot-com reunion tour. We believe market forces will drive commodity prices down and the stocks with them.

On the flipside, financials, retailers, restaurants, staffing companies, media firms and consumer durables have declined sharply over the past year. We wrongly believed, at least in the very short run, that already depressed valuations incorporated an expectation of difficult times in many of these sectors. Perhaps the additional drubbing is a result of more intensive short selling by hedge funds and what seems to be a resurgence in momentum investing (albeit negative momentum in this case). In any event, the wave of selling has most indices down close to 20% from their twelve-month highs.

The Economy
The U.S. economy appeared to slow even more in the second quarter than the first. Gross Domestic Product (GDP) growth estimates seem to be clustered around 0-3%, which would make real GDP negative since inflation is running above 4%.  Strong exports, primarily industrial related, seem to have kept the economy out of an officially designated recession, but the consumer side of the economy is clearly in the red. Consumer sentiment recently hit a 28-year low.  Home sales, both new and existing, have been hitting new lows every month. Year-over-year new home sales declined 40% in May and existing home sales slid 16%. Home related equities have been crushed. D.R. Horton, the nation’s largest homebuilder, is down over 70% from its high.  Auto sales were running at the low annual unit rate of 14.3 million in May but declined even further in June, undoubtedly in response to the sharp rise in gasoline prices. The average unit volume rate over the last decade is 16.7 million, with 1998’s 15.6 million units being the lowest reading prior to this year. General Motors cracked a 55-year low recently when it traded below $11, and is on the verge of losing its market share crown to Toyota, whose stock is down over a third. Overall retail sales have been spotty and most of the consumer related stocks have declined precipitously. Kohl’s is down 50% from just over a year ago. High energy prices, and perhaps employment fears, are keeping consumers wary.

For years we talked about the U.S. consumer’s giant debt expansion.  The unwinding of this has now been underway for some time although it clearly accelerated in recent quarters as the banking crisis deepened. Consumers appear to be spending more of their disposable income on necessities, leaving an air pocket in demand for more discretionary items. Harley Davidson, a company that provides a highly discretionary good, recently reported weak results and a subdued outlook. The stock has gone from $75 to $36 over the past two and a half years. Incidentally, Harley is a stock we reviewed (at $50) and passed on last fall, serving as a reminder that sometimes the best ideas are the ones avoided. It is conceivable that consumer spending will remain below average for an extended period.  That doesn’t mean there won’t be opportunities to make money. Our experience tells us that the stocks often decline far below fair value, and usually well ahead of a change in the fundamentals. We have been increasing the exposure to more economically sensitive stocks, particularly consumer related ones.

Towards the end of the June quarter it became apparent that the consumer recession was beginning to bleed into other areas. Rockwell Automation announced a significant June quarter shortfall and several other companies are also beginning to see weakness, calling into question the industrial side of the ledger. Corporate earnings are likely to be down significantly in the second quarter and unless there is a quick turnaround, for all of 2008 too.

Although we recognize the economy is soft, we are not in the Armageddon camp. Excesses always find a way to both enter and leave this $11 trillion economy and as long as the politicians don’t try to fix it too much, the pain is bearable and eventually growth resumes.

Financials
We are in the midst of a bona fide bear market in the financial sector. As alluded to above, the unwinding of the debt bubble is coming at the expense of the banks and other creditors. Banks have managed to maintain an almost perfect batting average in terms of getting slaughtered in the aftermath of a lending spree. This cycle it was mortgages, mortgage derivatives, and residential developers. Prior cycles included commercial real estate, agriculture, third world, energy I (circa 1980), etc. Being naturally attracted to that which has come down in price, we have spent an enormous amount of research effort analyzing various banks and brokers. We have had great difficulty getting our arms around the risks, particularly with respect to the derivative portfolios. We will continue this effort but find ourselves reminded of a simple truth. Banks and brokers have business models built on high leverage and fairly low margins. We prefer financials such as the asset managers (i.e. Bank of New York), whose business models are flip-flopped: high margins and low leverage.

It took years for banks and brokers to put themselves in the position they are in today. Many of the lines of business that drove growth in this last cycle, such as collateralized debt obligation (CDO) creation, home developer lending, private equity bridge financing, off-balance sheet structured investment vehicles (SIVs) and so forth, will not be drivers of future growth. Additionally, the banks benefited from reserve releases and share buybacks. There is certainly a role for garden-variety spread lending, but the industry will have to consolidate in order to achieve acceptable levels of profitability. That may take awhile. There will likely be individual stocks that do well, but as a group, we think financials will not lead the next bull market. Historically it is quite rare for the leader of the previous bull market to also be the leader of the next one. The normal capital cycle and the forces of the free market usually prevent this.

Energy
The doubling of crude prices in less than a year is a rueful reminder of the hazard of trying to pick a top in a market plump with speculative fervor. Bubbles can last longer and go higher than one ever dreams possible. Despite the overwhelming opinion that oil prices will march higher, we do not concur. High prices send two unambiguous signals to the market: one, produce more and two, consume less. The problem with energy is that there are significant lags and other externalities involved that confuse the picture. When energy prices were low several years ago, spending was curtailed. It typically takes five years or more for exploratory drilling to translate into production. A perfect storm on the cost side (steel, ships, supplies, etc.) delayed spending as well. Further complicating the situation were the uncooperative state oil hegemonies. Concerns about the environment and other “Not in my back yard” (NIMBY) factors have held back nuclear expansion, drilling in the U.S., and tar sand development in Canada. The conventional wisdom is that these are all permanent realities. Our experience tells us that economic necessity and the desire to be less dependent on OPEC will erode these factors. You can also bet the OPEC players will crank up investment and take advantage of high prices.  Additionally, high prices encourage alternative energy and technologies (wind, solar, wave, etc.). Significant resources are now addressing many of these promising technologies.

On the demand side, we are already seeing strong evidence that the tide is turning. Miles driven are down 5%. Sport utility vehicle sales are off dramatically. Pundits vastly underestimated conservation in the 1980s. We see the same scenario this time. The International Energy Agency recently lowered their forecast for worldwide energy demand for the third time, to growth of just 0.1% worldwide. Demand in the U.S. has been negative the past two years and will be down this year as well. Consumption is down this year in the 30-country Organization for Economic Cooperation and Development (OECD).  Listening to the breathless newscasters might lead one to believe demand is skyrocketing! China’s energy intensity is falling: demand growth is running just half of GDP growth. The U.S. economy is slowing and may be in recession. This will further depress demand both in the U.S. and China (we are the destination for a significant amount of their production).  Recall that demand flagged for fiber optic cables, Internet retailers and networking long before the NASDAQ peaked in 2000. It seems eerily similar to the energy situation today.

Inflation, Interest Rates, Currency & Employment
Since Mr. Bernanke became Fed Chairman in February of 2006, the dollar has declined 19% versus a basket of the major world currencies, and the inflation rate has increased 17%. Oil, a dollar denominated asset that some consider a money surrogate, has gained 115%.  Perhaps these pressures finally dawned on the Fed chief because in a June 3 speech, he appeared to adopt a more hawkish tone. In a June 9 address, he promised the Fed would “strongly resist an erosion of longer term inflation expectations.” On June 25, the Fed held the Fed Funds rate steady at 2% and the body language indicated a rate rise might be the next move down the road.  This was more like a garden hose rather than a fire hose dousing of the inflation flame, but at least it was a start. As indicated in our last letter, we are keeping close tabs on inflation, as historically that has been the single biggest negative to the investment landscape.

While food and energy prices have gone through the roof, many other consumer prices are more behaved. Right now it appears that cost increases are resulting in price increases primarily at the wholesale level. Wholesale prices were up 7.2% in the last reading. Anecdotally, Dow Chemical recently announced their second 20% plus price hike in 2008 for certain commodity oriented products. Most of the producer companies we follow are pushing through price increases, even in the face of faltering demand. While escalating product costs are worrisome, a wage spiral is more damaging due to the fact that employee costs are a far bigger component of overall expenses than raw materials. So far, the news is better on this front. Average weekly earnings growth peaked several quarters ago at close to 5% and more recently have been running about 3%. Unemployment has increased to 5.5% and there appears to be plenty of slack in this area, which should help on the inflation front.

In summary, it appears that the Fed is taking a tack that is more agreeable from a long-term perspective. We would like them to defend the dollar and fight inflation and be less concerned about the direction of the economy (or bailing out troubled financial firms).

Recessions and bad stock markets are never enjoyable but they are necessary cathartic events in a free economy. The research team at the FMI Large Cap Fund is investigating in many more quality franchises at attractive prices than we have in a long time. That makes us more optimistic about the future.

Thank you for your trust in FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2008 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 90.7% (a)
COMMERCIAL SERVICES SECTOR — 8.0%
	Miscellaneous Commercial
	Services — 4.4%
1,356,000	Cintas Corp.	$35,947,560
	Personnel Services — 3.6%
1,235,000	Robert Half
	International Inc.	29,602,950
CONSUMER NON-DURABLES SECTOR — 7.3%
	Beverages: Alcoholic — 3.6%
405,000	Diageo PLC - SP-ADR	29,917,350
	Household/Personal Care — 3.7%
502,000	Kimberly-Clark Corp.	30,009,560
CONSUMER SERVICES SECTOR — 4.2%
	Media Conglomerates — 4.2%
2,320,000	Time Warner Inc.	34,336,000
DISTRIBUTION SERVICES SECTOR — 7.6%
	Medical Distributors — 4.1%
651,000	Cardinal Health, Inc.	33,578,580
	Wholesale Distributors — 3.5%
351,000	Grainger (W.W.), Inc.	28,711,800
ELECTRONIC TECHNOLOGY SECTOR — 9.5%
	Electronic Components — 4.2%
968,000	Tyco Electronics Ltd.	34,673,760
	Electronic Equipment/
	Instruments — 5.3%
838,000	CANON INC. SP-ADR	42,913,980
ENERGY MINERALS SECTOR — 4.2%
	Integrated Oil — 4.2%
492,000	BP PLC - SP-ADR	34,228,440
FINANCE SECTOR — 11.0%
	Insurance Brokers/
	Services — 4.2%
1,098,000	Willis Group
	Holdings Ltd.	34,444,260
	Major Banks — 3.8%
814,000	Bank of New York
	Mellon Corp.	30,793,620
	Property/Casualty Insurance — 3.0%
6,100	Berkshire
	Hathaway Inc. Cl B	24,473,200
HEALTH TECHNOLOGY SECTOR — 3.2%
	Medical Specialties — 3.2%
540,000	Covidien Ltd.	25,860,600
INDUSTRIAL SERVICES SECTOR — 3.9%
	Environmental Services — 3.9%
856,000	Waste Management, Inc.	32,279,760
PRODUCER MANUFACTURING SECTOR — 7.4%
	Industrial Conglomerates — 7.4%
1,302,000	General Electric Co.	34,750,380
651,000	Tyco International Ltd.	26,066,040
		60,816,420
RETAIL TRADE SECTOR — 12.0%
	Discount Stores — 5.1%
745,000	Wal-Mart Stores, Inc.	41,869,000
	Electronics/Appliance Stores — 3.4%
706,000	Best Buy Co., Inc.	27,957,600
	Specialty Stores — 3.5%
1,215,000	Staples, Inc.	28,856,250
TECHNOLOGY SERVICES SECTOR — 8.8%
	Data Processing Services — 3.3%
643,000	Automatic Data
	Processing, Inc.	26,941,700
	Information Technology Services — 5.5%
1,115,000	Accenture Ltd.	45,402,800
TRANSPORTATION SECTOR — 3.6%
	Air Freight/Couriers — 3.6%
486,000	United Parcel
	Service, Inc. Cl B	29,874,420
	Total common stocks	743,489,610

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2008 (Unaudited)

Principal
Amount		Value(b)
SHORT-TERM INVESTMENTS — 10.9% (a)
	Commercial Paper — 8.1%
$18,000,000	General Electric Capital Corp.,
	1.75%, due 7/03/08	$17,998,250
24,000,000	JP Morgan Chase & Co.,
	1.80%, due 7/03/08	23,997,600
24,000,000	Prudential Funding LLC,
	1.80%, due 7/03/08	23,997,600
	Total commercial paper	65,993,450
	Variable Rate Demand Note — 2.8%
$23,180,572	U.S. Bank, N.A., 2.23%	23,180,572
	Total short-term
	investments	89,174,022
	Total investments	832,663,632
	Liabilities, less cash and
	receivables — (1.6%) (a)	(13,008,020)
	Net Assets	$819,655,612
	Net Asset Value Per Share
	($0.0001 par value,
	100,000,000 shares
	authorized), offering
	and redemption price
	($819,655,612 ÷ 57,266,450
	shares outstanding)	$14.31

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR – American Depositary Receipts

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.